DREYFUS NEW YORK MUNICIPAL INCOME, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on Dreyfus New York Municipal Income, Inc. for its six-month reporting period ended March 31, 1997. Your Fund produced a total return, including bond price changes and interest income, of 2.47%.* During the reporting period, the Fund produced income dividends of $0.3 per share. This is equivalent to an annualized tax-free distribution rate per share of 6.02%.**
THE ECONOMY
    With the economy in an almost ideal balance of strong growth, low unemployment and stable prices, the Federal Open Market Committee (FOMC) of the Federal Reserve Board (the "Fed") raised interest rates at the end of March for the first time in over two years. Concerned that persistently strong demand would increase the risk of a resurgence of inflation, the FOMC, which is the policy-making arm of the Fed, voted to lift the Federal Funds rate by a quarter of a percentage point to 5.5%. (The Federal Funds rate is the rate that banks charge each other for overnight loans.) The move to raise interest rates had been much discussed since early last year when the Fed first became concerned about the inflationary potential of rising wage demands resulting from the strong rate of growth in new jobs. Yet over that time, there has been little evidence of inflation despite robust job growth and an unemployment rate of less than 5.5%, a level that in the 1970s and 1980s contributed to an escalation in wages and prices. Instead, prices on virtually all sectors of the economy have remained quiescent. The Consumer Price Index has risen a modest 2.8% over the past 12 months, while increases in producer prices have been equally modest and, of late, many prices have actually fallen.
    Not surprisingly, the consumer confidence index of the Conference Board, a private research group, remains near all-time high territory. A closely followed component measures consumer sentiment about the job market. The percentage of people reporting that jobs are plentiful has recently reached an eight-year high, while the portion reporting that jobs are hard to get was the lowest ever recorded. That positive attitude regarding job security has been cited by Federal Reserve Board Chairman Greenspan as a possible harbinger of higher wage pressures, which could result in an acceleration in the rate of inflation.
    Looking at the economy more generally, factory production _ particularly the durable goods sector _ has picked up lately after slumping over the last two months of last year. Also suggesting renewed vigor in the economy was the brisk pickup in retail sales from their relatively sluggish pace over the last quarter of 1996. As a corollary to the surge in retail sales, late payments on credit card debt have risen to the highest proportion of accounts since 1980, the year the American Bankers Association first monitored credit card delinquencies.
    Effective monetary policy is formulated less on how conditions are today than on how things may be in the future; hence the Fed's preemptive move to tighten without significant direct evidence that inflation is already on the rise is understandable. In recent testimony to Congress made before the Fed's decision to raise the Federal Funds rate, Fed Chairman Alan Greenspan said that the question "is not so much . . . where prices are or have been, but rather what the state of the economy will be later this year and into 1998 when any actions we may or may not have taken would become effective." We continue to remain alert to any economic developments that might indicate a further tightening by the Fed.
THE MARKET ENVIRONMENT
    After peaking during the summer of 1996, interest rates fell significantly during the fall. The economic growth that was evident during the year did not translate into anticipated higher inflation and enabled the market to rally. The municipal market has seen considerable volatility during the first quarter of 1997 and the recent Fed tightening once again moved rates to levels that were seen last July. Initially, it was assumed that most of the Fed move had been priced into the municipal market, but the market continues to erode, looking toward the possibility of another tightening. The rate increase has most adversely affected the taxable market, and municipals have outperformed Treasuries during recent downturns. Over the past quarter, the municipal market has been able to absorb a significant calendar, amounting to approximately $37.0 billion.
PORTFOLIO OVERVIEW
    The structure of the portfolio is currently defensive, with the main focus on income. There has been very little change in the overall structure during the past six months. The ongoing goal is to preserve yield; however, as higher coupons reach their call dates, replacement with similar coupons is not possible and periodically this may result in some income adjustments. The supply of New York issuance in the first quarter has been substantial and this has afforded us some opportunity to purchase paper that is being priced on national levels. Under normal circumstances, New York paper commands a premium to general market paper.
   Please know that we appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
April 17, 1997
New York, NY

*  Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value.
**Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the market price at the end of the period, adjusted for capital gains distributions.
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DREYFUS NEW YORK MUNICIPAL INCOME, INC.
STATEMENT OF INVESTMENTS                                                                           MARCH 31, 1997 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments_98.9%                                                               Amount           Value
                                                                                               _____________    _____________
New York_78.0%
Albany Industrial Development Agency, LR (New York State Assembly Building Project)
    7.75%, 1/1/2010.........................................................                      $  1,225,000   $  1,340,995
Babylon Industrial Development Agency, RRR (Ogden Martin System Babylon, Inc.)
    8.50%, 1/1/2019 (Prerefunded 7/1/1998) (a)..............................                         1,330,000      1,440,536
New York City,
    Refunding 7.25%, 8/15/2007..............................................                         1,500,000      1,667,355
New York City Housing Development Corp., Mortgage Revenue
    (South Williamsburg Cooperative) 7.90%, 2/1/2023 (Insured; SONYMA)......                           710,000        750,307
New York City Industrial Development Agency:
    Civic Facility Revenue (YMCA of Greater New York Project)
      8%, 8/1/2016 (Prerefunded 8/1/2001) (a)...............................                         1,000,000      1,142,370
    Special Facility Revenue (American Airlines Inc. Project):
      8%, 7/1/2020 (Guaranteed; AMR Corp.)..................................                         1,325,000      1,406,170
      6.90%, 8/1/2024.......................................................                           500,000        534,880
New York City Municipal Water Finance Authority, Water and Sewer System Revenue
    7.75%, 6/15/2020 (Prerefunded 6/15/2001) (a)............................                         1,250,000      1,410,525
New York State Dormitory Authority, Revenue:
    Crossover, Refunding (City University) 8.20%, 7/1/2013..................                         1,000,000      1,064,180
    Judicial Facility Lease (Suffolk County Issue) 9.50%, 4/15/2014.........                         1,000,000      1,166,750
    Refunding (State University Educational Facilities) 6%, 5/15/2025.......                         1,000,000        978,000
New York State Energy Research and Development Authority, PCR:
    (Central Hudson Gas and Electric) 8.375%, 12/1/2028.....................                         1,000,000      1,075,150
    (Rochester Gas and Electric Co.) 8.375%, 12/1/2028......................                         1,500,000      1,605,705
New York State Environmental Facilities Corp., SWDR (Occidental Petroleum Corp.)
    5.70%, 9/1/2028.........................................................                         1,600,000      1,499,440
New York State Housing Finance Agency, Revenue,
    Refunding (Health Facilities-New York City)
    8%, 11/1/2008 (Prerefunded 11/1/2000) (a)...............................                           660,000       744,183
New York State Medical Care Facilities Finance Agency, Revenue,
    Refunding (Nyack Hospital Project)
    8.30%, 11/1/2013 (Prerefunded 11/1/1998) (a)............................                         2,000,000      2,162,480
New York State Mortgage Agency, Revenue
    Homeowner Mortgage:
      6.45%, 10/1/2020......................................................                            50,000         50,897
      6.05%, 4/1/2026.......................................................                         1,000,000        995,930
      6.125%, 4/1/2027......................................................                         2,000,000      1,981,020
      6.40%, 4/1/2027.......................................................                         1,000,000      1,023,710
New York State Power Authority, Revenue and General Purpose,
    Refunding 6.50%, 1/1/2019...............................................                         1,000,000      1,064,220
New York State Urban Development Corp., Revenue (Correctional Facilities)
    8.125%, 1/1/2014 (Prerefunded 1/1/1998) (a).............................                         1,500,000      1,576,800
Onondaga County Industrial Development Agency, IDR (Weyerhaeuser Project)
    9%, 10/1/2007...........................................................                         1,200,000      1,472,184

DREYFUS NEW YORK MUNICIPAL INCOME, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                             MARCH 31, 1997 (UNAUDITED)
                                                                                                 Principal
Long-Term Municipal Investments (continued)                                                        Amount           Value
                                                                                                _____________    _____________
U.S. Related_20.9%
Commonwealth of Puerto Rico 7.801%, 7/1/2018 (Insured; AMBAC) (b,c).........                      $  1,500,000   $  1,492,500
Commonwealth of Puerto Rico Aqueduct and Sewer Authority, Revenue
    7.90%, 7/1/2007 (Prerefunded 7/1/1998) (a)..............................                         1,000,000      1,067,800
Commonwealth of Puerto Rico Highway Authority, Highway Revenue:
    8.125%, 7/1/2013 (Prerefunded 7/1/1998) (a).............................                         1,000,000      1,070,430
    Refunding 8%, 7/1/2003 (Prerefunded 7/1/1998) (a).......................                         1,500,000      1,603,440
Commonwealth of Puerto Rico Infrastructure Financing Authority, Special Tax Revenue
    7.90%, 7/1/2007.........................................................                         1,000,000      1,061,900
Virgin Islands Territory, Special Tax Revenue (Hugo Insurance Claims Funds Program)
    7.75%, 10/1/2006........................................................                         1,175,000      1,266,062
                                                                                                                _____________
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $33,979,722)......................................................                                      $35,715,919
                                                                                                                 =============

Short-Term Municipal Investments_1.1%
New York:
New York City, VRDN
    3.70% (LOC; Morgan Guaranty Trust Co.) (d,e)
    (cost $400,000).........................................................                     $     400,000      $ 400,000
                                                                                                                 =============
TOTAL INVESTMENTS_100.0%
    (cost $34,379,722)......................................................                                      $36,115,919
                                                                                                                 =============
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


DREYFUS NEW YORK MUNICIPAL INCOME, INC.

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      RRR     Resources Recovery Revenue
IDR           Industrial Development Revenue                     SONYMA  State of New York Mortgage Agency
LOC           Letter of Credit                                   SWDR    Solid Waste Disposal Revenue
LR            Lease Revenue                                      VRDN    Variable Rate Demand Notes
PCR           Pollution Control Revenue


Summary of Combined Ratings (Unaudited)
Fitch (f)              or          Moody's             or         Standard & Poor's          Percentage of Value
____                               __________                     __________________         ___________________
AAA                                Aaa                            AAA                               32.0%
AA                                 Aa                             AA                                16.2
A                                  A                              A                                 11.7
BBB                                Baa                            BBB                               25.8
F1                                 MIG1, VMIG1, P1                SP1, A1                            1.1
Not Rated (g)                      Not Rated (g)                  Not Rated (g)                     13.2
                                                                                                  ________
                                                                                                   100.0%
                                                                                                  =========

Notes to Statement of Investments:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Inverse floater security_the interest rate is subject to change periodically.
    (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in a transaction exempt from registration, normally to a qualified institutional buyer. At March 31, 1997, this security amounted to $1,492,500 or 4.1% of net assets.
    (d)  Secured by a letter of credit.
    (e) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (f) Fitch currently provides creditworthiness information for a limited number of investments.
    (g) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.




    SEE NOTES TO FINANCIAL STATEMENTS.


DREYFUS NEW YORK MUNICIPAL INCOME, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                              MARCH 31, 1997 (UNAUDITED)
                                                                                                  Cost                Value
                                                                                              _____________       _____________
ASSETS:                          Investments in securities_See Statement of Investments        $34,379,722         $36,115,919
                                 Cash.......................................                                           50,519
                                 Interest receivable........................                                          739,495
                                 Prepaid expenses...........................                                            6,276
                                                                                                                   ___________
                                                                                                                    36,912,209
                                                                                                                   ___________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         28,524
                                 Accrued expenses...........................                                           36,718
                                                                                                                   ___________
                                                                                                                       65,242
                                                                                                                   ___________
NET ASSETS..................................................................                                      $36,846,967
                                                                                                                 =============
REPRESENTED BY:                  Paid-in capital............................                                      $34,831,800
                                 Accumulated undistributed investment income_net                                      256,670
                                 Accumulated net realized gain (loss) on investments                                   22,300
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments_Note 4.......
                                                                                                                   1,736,197
                                                                                                                   ___________
NET ASSETS..................................................................                                      $36,846,967
                                                                                                                 =============
SHARES OUTSTANDING
(110 million shares of $.001 par value Common Stock authorized).............                                        3,757,712
NET ASSET VALUE per share...................................................                                            $9.81
                                                                                                                      ========
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK MUNICIPAL INCOME, INC.
STATEMENT OF OPERATIONS                                                           SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                       $1,288,629
EXPENSES:                        Management fee_Note 3(a)...................                    $   129,654
                                 Directors' fees and expenses_Note 3(c).....                         21,211
                                 Professional fees..........................                         12,852
                                 Shareholder servicing costs_Note 3(b)......                         12,534
                                 Registration fees..........................                          4,000
                                 Shareholders' reports......................                          2,836
                                 Custodian fees_Note 3(b)...................                          1,455
                                 Miscellaneous..............................                         4,342
                                                                                                ____________
                                       Total Expenses.......................                                       188,884
                                                                                                               ____________
INVESTMENT INCOME_NET.......................................................                                     1,099,745
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                   $     22,610
                                 Net unrealized appreciation (depreciation) on investments         (208,039)
                                                                                                ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                      (185,429)
                                                                                                               ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                   $   914,316
                                                                                                              =============

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK MUNICIPAL INCOME, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                      Six Months Ended
                                                                                       March 31, 1997          Year Ended
                                                                                        (Unaudited)        September 30, 1996
                                                                                      _________________    ___________________
OPERATIONS:
    Investment income_net.................................................              $  1,099,745          $  2,220,356
    Net realized gain (loss) on investments...............................                    22,610               127,083
    Net unrealized appreciation (depreciation) on investments.............                  (208,039)             (689,578)
                                                                                      _________________    ___________________
      Net Increase (Decrease) in Net Assets Resulting from Operations.....                   914,316             1,657,861
                                                                                      _________________    ___________________
DIVIDENDS TO SHAREHOLDERS FROM:
    Investment income_net.................................................                (1,126,866)           (2,242,979)
    Net realized gain on investments......................................                  (126,822)             (190,369)
                                                                                      _________________    ___________________
      Total Dividends.....................................................                (1,253,688)           (2,433,348)
                                                                                      _________________    ___________________
CAPITAL STOCK TRANSACTIONS :
    Dividends reinvested_Note 1(c)........................................                    59,310               187,335
                                                                                      _________________    ___________________
      Total Increase (Decrease) in Net Assets.............................                  (280,062)             (588,152)
NET ASSETS:
    Beginning of Period...................................................                37,127,029            37,715,181
                                                                                      _________________    ___________________
    End of Period.........................................................               $36,846,967           $37,127,029
                                                                                      ================    ====================
Undistributed investment income_net.......................................             $     256,670         $     283,791
                                                                                      _________________    ___________________

                                                                                          Shares                  Shares
                                                                                      _________________    ___________________
CAPITAL SHARE TRANSACTIONS:
      Increase In Shares Outstanding As A Result Of Dividends Reinvested..                     5,997                18,993
                                                                                      ================    ====================
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK MUNICIPAL INCOME, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the financial statements and market price data for the Fund's shares.


                                              Six Months Ended
                                               March 31, 1997                          Year Ended September 30,
                                                                        ________________________________________________________
PER SHARE DATA:                                   (Unaudited)             1996        1995        1994        1993        1992
                                                _______________         ________    ________    ________    ________    ________
    Net asset value, beginning of period..         $  9.90               $10.10      $  9.92      $10.65      $10.13     $  9.67
                                                   ________             ________    ________    ________    ________    ________
    Investment Operations:
    Investment income_net.................             .29                  .59          .61         .61         .62         .62
    Net realized and unrealized gain (loss)
      on investments......................            (.05)                (.14)         .18        (.72)        .53         .47
                                                   ________             ________    ________    ________    ________    ________
    Total from Investment Operations......             .24                  .45          .79        (.11)       1.15        1.09
                                                   ________             ________    ________    ________    ________    ________
    Distributions:
    Dividends from investment income_net..            (.30)                (.60)        (.60)       (.61)       (.58)       (.61)
    Dividends from net realized gain
      on investments                                  (.03)                (.05)        (.01)       (.01)       (.05)       (.02)
                                                   ________             ________    ________    ________    ________    ________
    Total Distributions...................            (.33)                (.65)        (.61)       (.62)       (.63)       (.63)
                                                   ________             ________    ________    ________    ________    ________
    Net asset value, end of period........         $  9.81              $  9.90      $ 10.10     $  9.92     $ 10.65     $ 10.13
                                                   ========             =======     ========    ========   =========   =========
    Market value, end of period..........        $ 9 15/16            $  10 1/4    $ 9 11/16     $  9      $  11 5/8   $  10 1/8
                                                   ========             =======     ========    ========   =========   =========
TOTAL INVESTMENT RETURN(1)..............              .52%(2)            12.92%       14.74%     (17.78%)     21.99%      12.09%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets          1.02%(2)             1.03%        1.05%       1.02%       1.06%       1.11%
    Ratio of net investment income
      to average net assets...............           5.94%(2)             5.94%        6.19%       5.98%       6.06%       6.36%
    Portfolio Turnover Rate...............           8.22%(3)             9.59%       12.55%       5.94%       5.01%      15.23%
    Net Assets, end of period (000's Omitted)      $36,847             $37,127       $37,715     $37,038     $39,543     $36,967
(1)    Calculated based on market value.
(2)    Annualized.
(3)    Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK MUNICIPAL INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus New York Municipal Income, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified closed-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal, New York State and New York City personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the Fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the Fund at 95% of market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase
DREYFUS NEW YORK MUNICIPAL INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
Fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing Fund shares in the open market, Fund shares outstanding will not be affected by this form of reinvestment.
    On March 31, 1997, the Board of Directors declared a cash dividend of $.05 per share from investment income-net, payable on April 28, 1997 to shareholders of record as of the close of business on April 14, 1997.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. For the period ended March 31, 1997, the Fund did not borrow under the line of credit.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the Fund's average weekly net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended March 31, 1997.
    (b) The Fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $12,534 during the period ended March 31, 1997.
    The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended March 31, 1997, $1,455 was charged by Mellon pursuant to the custody agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1997, amounted to $3,000,000 and $3,371,662, respectively.
    At March 31, 1997, accumulated net unrealized appreciation on investments was $1,736,197, consisting of $1,821,481 gross unrealized appreciation and $85,284 gross unrealized depreciation.
    At March 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS NEW YORK MUNICIPAL INCOME, INC.
PROXY RESULTS (UNAUDITED)
    Stockholders voted on the following proposals presented at the annual stockholders' meeting held on December 6, 1996. The description of each proposal and the number of shares voted are as follows:

                                                                                    For                      Authority Withheld
                                                                                _______________             ____________________
1.To elect three Class III Directors:*
    Joseph S. DiMartino.........................................                  3,086,909                       95,038
    George L. Perry.............................................                  3,101,885                       80,062
    Paul Wolfowitz..............................................                  3,102,821                       79,126

                                                                       For                  Against                  Abstained
                                                                   _____________         _____________             ______________

2.To ratify the selection of Ernst & Young LLP
as independent auditors of the Fund................                 3,109,848               24,697                    47,402
--------------------------
*  The terms of these Class III Directors expire in 1999.

OFFICERS AND DIRECTORS
DREYFUS NEW YORK MUNICIPAL INCOME, INC.
200 Park Avenue
New York, NY 10166

Directors
Joseph S. DiMartino, Chairman
Lucy Wilson Benson
David W. Burke
Martin D. Fife
Whitney I. Gerard
Robert R. Glauber
Arthur A. Hartman
George L. Perry
Paul Wolfowitz
Officers
President and Treasurer
    Marie E. Connolly
Vice President and Secretary
    John E. Pelletier
Vice President and Assistant Treasurer
    Richard W. Ingram
Vice President and Assistant Treasurer
    Mary A. Nelson
Vice President and Assistant Treasurer
    Michael Petrucelli
Vice President and Assistant Treasurer
    Joseph F. Tower, III
Vice President and Assistant Secretary
    Mark A. Karpe
Vice President and Assistant Secretary
    Elizabeth Keeley
Vice President and Assistant Secretary
    Douglas C. Conroy
Portfolio Managers
    Joseph P. Darcy
    A. Paul Disdier
    Karen M. Hand
    Stephen C. Kris
    Richard J. Moynihan
    Jill C. Shaffro
    Samuel J. Weinstock
    Monica S. Wieboldt

Investment Adviser
The Dreyfus Corporation
Custodian
Mellon Bank, N.A.
Counsel
Stroock & Stroock & Lavan LLP
Transfer Agent,
Dividend Distribution Agent
and Registrar
Mellon Bank, N.A.
Stock Exchange Listing
AMEX Symbol: DNM
Initial SEC Effective Date
10/21/88

The Net Asset Value appears in the
following publications: Barron's, Closed-End Bond Funds section under the heading "Municipal
Bond Funds" every Monday; Wall Street Journal, Mutual Funds section under the heading
"Closed-End Bond Funds" every Monday; New York Times,
Money and Business Section under
the heading "Closed-End Bond
Funds_Single State Municipal
Bond Funds" every Sunday.



Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

[Dreyfus lion "d" logo]
Registration Mark
DREYFUS NEW YORK MUNICIPAL
INCOME, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
AND REGISTRAR
Mellon Bank, N.A.
85 Challenger Road
Ridgefield Park, NJ 07660








Printed in U.S.A.                            858SA973
[Dreyfus logo]
Registration Mark

New York
Municipal
Income, Inc.
Semi-Annual
Report
March 31, 1997